# AMENDMENT TO LEASE AGREEMENT

August 15, 2017

**LESSOR:** Driggs, Bills and Day PLLC

**LESSEE:** The Maven Network INC

**WESTERN TRIANGLE BUILDING**
**2125 Western Avenue Fifth Floor suite 502**
**Seattle, WA 98121**

The following items are an addition to that certain Lease between Driggs, Bills & Day PLLC & The Maven Network INC dated February 22, 2017 and are referenced as a part thereof:

**TERM:** The Term of the original lease will be amended to expire on January 31, 2018, plus an OPTION to extend up to April 30, 2018 if notice provided by Dec 15, 2017

**Base Rent:** September 1, 2017 thru Term - $6,180.00

All other terms and conditions of the lease shall remain in full force and effect.

Dated this 30th day of August, 2017.

Lessor: **Driggs, Bills & Day PLLC.**

By: [signature]

**Lessee: The Maven Network INC**

By: [signature]

**TENANT'S ACKNOWLEDGMENT**

*STATE OF WASHINGTON* )
)ss.
County of King )

On this 30th day of August, 2017 before me personally appeared Bill Sorenson to me known to be the CFO of The Maven Network, and he/she acknowledged that he/she executed the within and foregoing instrument, and acknowledged the said instrument to be their free and voluntary act, for the uses and purpose therein mentioned., In WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

BORIS LUIS CASTELLANOS
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES
JUNE 19, 2021

[signature]

Print/Type Boris Castellanos
Notary Public in and for the State of Washington, residing at Mercer Island WA
My commission Expires 6/19/21

**LANDLORD'S ACKNOWLEDGMENT**

*STATE OF WASHINGTON* )
)ss.
County of King )

On this 6th day of September, 2017 before me personally appeared Kenneth Bitti to me known to be the ______________ of ______________, and he/she acknowledged that he/she executed the within and foregoing instrument, and acknowledged the said instrument to be their free and voluntary act, for the uses and purpose therein mentioned., In WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

DONILYN HUNTER-SALLUSTIO
COMMISSION EXPIRES
NOTARY
PUBLIC
MAY 28, 2019
STATE OF WASHINGTON

[signature]
Print/Type Donilyn Hunter-Sallustio
Notary Public in and for the State
of Washington, residing at Seattle
My commission Expires 5/28/2019